INCOME TAXES	9 Months Ended
Sep. 30, 2023
Income taxes [Abstract]
Income taxes	Income taxes
For tax reporting purposes, the Company consolidates its entities under GLOBALFOUNDRIES Inc., a Cayman Islands entity. As a Cayman Islands corporation, the Company’s domestic statutory income tax rate is 0.0%. The difference between the Company’s domestic statutory income tax rate and its effective income tax rate reflected in the income tax benefit or income tax expense is primarily due to the effect of the tax rates and permanent differences in the other jurisdictions in which the Company operates.

The effective tax rate for the nine months ended September 30, 2023 and 2022 was 5.7% and 9.1%, respectively. The decrease for the nine months ended September 30, 2023 compared to the prior year was primarily the result of a $25 million reclassification of withholding tax expense accrued in the United States from income tax expense given that withholding tax expense is not creditable against income taxes.